SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)      April 28, 2004

BARR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9860	42-1612474

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Quaker Road, P.O. Box 2900, Pomona, New York	10970-0519

(Address of principal executive offices)	(Zip code)

(845) 362-1100

(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition.
SIGNATURES
PRESS RELEASE

Item 12. Results of Operations and Financial Condition.

On April 28, 2004, Barr Pharmaceuticals, Inc. (the “Company”) issued a press release announcing results for the three and nine months ended March 31, 2004. A copy of the release is attached hereto as Exhibit 99.0 and is incorporated herein by reference.

The Company will host a conference call and webcast at 8:30 a.m. Eastern time on Wednesday, April 28, 2004 to discuss the results. The numbers to call are (877) 777-1973 from within the United States and (612) 332-7515 Internationally. A replay of the conference call will be available from 12 Noon Eastern time on April 28th through 11:59 p.m. Eastern time on April 30th, and can be accessed by dialing (800) 475-6701 in the United States or (320) 365-3844 Internationally and using the access code 727736. A replay of the webcast is available on the Company’s website at www.barrlabs.com in the Investor Relations / Calendar of Events section.

Exhibit Number	Exhibit

99.0	Barr Pharmaceuticals, Inc. April 28, 2004 press release.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARR PHARMACEUTICALS, INC.

Date: April 28, 2004	/s/ William T. McKee

William T. McKee
Vice President, Chief Financial Officer, and
Treasurer